Dear Valued Shareholder,

Annually we provide shareholders with a report that highlights the performance of the Sparrow Growth Fund. The report shares our actual returns as compared to our performance benchmark, the holdings of the fund as of August 31, 2001 and financial statements. Please find a copy of this report enclosed.


In spite of the tragic events of September 11, 2001 and the historic market reaction that resulted, we continue to stay committed to making investment choices that are consistent with our Core Momentum Growth strategy. We believe that remaining invested in Large Cap growth stocks over an investment cycle, will position our investors for long term capital appreciation.


This process has led us to invest in great growth companies like General Electric, Pfizer and Fannie Mae. These companies are some of the best managed companies in the world and should provide our shareholders with long-term capital appreciation.

We thank you for your support and we pledge to remain diligent to our investment philosophy and process in an effort to assist our clients in meeting their investment objectives.


Sincerely,



Gerald. R. Sparrow
President






For a prospectus and more information, including charges and expenses, call toll free 1-888-727-3301. The prospectus should be read carefully before investing. Past performance does not guarantee future results.


Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204

Member NASD, SIPC

------------------------------------------------------------------------
Class A Shares*                                      Avg. Annual Total
                      One Year      Total Return          Return
                    Total Return  Since Inception    Since Inception
                                  10/4/98-8/31/01   10/04/98-08/31/01
                   9/01/00-8/31/01
Sparrow Class A       (36.03)%         8.16%              2.76%
Sparrow Class A
(excluding sales      (36.03)%         14.75%             4.84%
charge)
S&P 500               (24.37)%         17.23%           5.58%
------------------------------------------------------------------------



------------------------------------------------------------------------
Class C Shares*                            Total Return
                                         Since Inception
                                       11/07/00 - 08/31/01

Sparrow Class C                              (25.97)%
S&P 500                                      (16.05)%


------------------------------------------------------------------------

      * In compliance with SEC guidelines, these results include maximum sales charges and show returns for each of the required periods with capital gains and dividend distributions reinvested. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 1% if redeemed the first year of the purchase and an annual 12b-1 fee of 1.00%. Class A shares are sold with a maximum initial sales charge of 5.75%.

Date      Sparrow GroS&P 500dIndex8$11,722
Oct-4-98        9425    10000
Nov-30-98      10650    11633
Feb-28-99      12630    12419
May-31-99      12290    13099
Aug-31-99      12611    13328
Nov-30-99      13534    14063
Feb-29-00      14618    13876
May-31-00      13723    14471
Aug-31-00   $ 16,908 $ 15,501
Nov-30-00   $ 13,751 $ 13,469
Feb-28-01   $ 12,279 $ 12,738
May-31-01   $ 11,741 $ 12,944
Aug-31-01   $ 10,816 $ 11,722



      [OBJECT OMITTED] This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 4, 1998 (inception of the Fund) and held through August 31, 2001 . The investment in the Fund deducts the maximum sales load, whereas there is no sales load deduction for the index. In addition, the index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. The Fund's return represents past performance and is not a guarantee of future results.


Date      Sparrow GroS&P 500dIndex0$8,395
  11/9/00      10000    10000
Nov-30-00    $ 9,468  $ 9,645
 12/31/01    $ 9,591  $ 9,692
  1/31/01    $ 9,292 $ 10,036
Feb-28-01    $ 8,422  $ 9,121
  3/31/01    $ 7,695  $ 8,544
  4/30/01    $ 8,227  $ 9,207
May-31-01    $ 8,045  $ 9,269
  6/30/01    $ 8,026  $ 9,043
  7/31/01    $ 7,805  $ 9,855
Aug-31-01    $ 7,403  $ 8,395

[OBJECT OMITTED]
      This graph shows the value of a hypothetical initial investment of $10,000 in the Class C shares and the S&P 500 Index on November 7, 2000 (inception of the Class) and held through August 31, 2001.
      . The investment in the Fund deducts the maximum sales load, whereas there is no sales load deduction for the index. In addition, the index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. The Fund's return represents past performance and is not a guarantee of future results.

Sparrow Growth Fund
Schedule of Investments - August 31, 2001

Common Stocks - 95.9%                         Shares              Value

Air Craft Engines & Engine Parts - 4.6%
United Technologies Inc.                       4,600             $ 314,640
                                                               ------------


Beverages - 5.1%
Pepsi Bottling Group, Inc.                     7,900               348,785
                                                               ------------


Calculating & Adding Machines
  (No Computer Equipment) - 2.1%
Optimal Robotics Corp. Class A (a)             3,300               143,880
                                                               ------------


Crude Petroleum & Natural Gas - 6.8%
Dynegy, Inc.                                   7,100               299,407
Kerr-McGee Corp.                               2,820               164,715
                                                               ------------

                                                                   464,122
                                                               ------------

Electric Services - 4.1%
TECO Energy, Inc.                              9,800               281,162
                                                               ------------


Electronic & Other Electrical Equipment
  (No Computer Equipment) - 2.5%
General Electric Co.                           4,200               172,116
                                                               ------------


Electronic Computers - 1.5%
Apple Computer (a)                             5,390                99,985
                                                               ------------


Federal & Federally-Sponsored Credit Agencies - 4.9%
Federal National Mortgage Assoc.               4,400               335,324
                                                               ------------


Finance Services -  4.2%
First Data Corp.                               4,300               283,155
                                                               ------------


Gas & Other Services Combined - 5.2%
Sempra Energy                                 13,000               352,170
                                                               ------------


General Industrial Machinery & Equipment - 4.3%
Tyco International Ltd.                        5,600               290,920
                                                               ------------


Hospital and Medical Service Plans - 2.3%
Mid Atlantic Medical Services, Inc. (a)        7,500               157,500
                                                               ------------


Insurance Agents, Brokers & Services - 2.7%
Advances PCS (a)                               2,400               179,904
                                                               ------------


Operative Builders - 6.2%
D.R. Horton, Inc.                             16,650               420,246
                                                               ------------


Personal Credit Institutions - 2.6%
USA Education Inc.                             2,180               172,678
                                                               ------------


Pharmaceutical Preparations - 2.1%
Pfizer, Inc.                                   3,770               144,429
                                                               ------------

Sparrow Growth Fund
Schedule of Investments - August 31, 2001 - continued

Common Stocks - 95.9% - continued             Shares              Value

Retail - Radio, TV & Consumer Electronics - 2.5%
Best Buy Co. Inc. (a)                          2,870         $     169,273
                                                               ------------


Services-General Medical & Surgical Hospitals - 5.7%
Tenet Healthcare Corp. (a)                     7,000               387,940
                                                               ------------


Savings Institutions - Not Federally Chartered - 4.4%
Washington Mutual Inc.                         8,000               299,520
                                                               ------------


Security Brokers, Dealer & Floatation Companies - 4.7%
Lehman Brothers Holdings, Inc.                 4,800               315,120
                                                               ------------


Services-Computer Programming & Data Processing - 5.0%
Electronic Data Systems Inc.                   5,700               336,186
                                                               ------------


Services-Personal Services - 5.1%
Cendant Corp. (a)                             18,000               343,260
                                                               ------------


Services-Prepackaged Software - 4.1%
Computer Associates International              8,900               276,345
                                                               ------------


Wholesale-Groceries & Related Products - 3.2%
Sysco Corp.                                    7,850               219,957
                                                               ------------


TOTAL COMMON STOCKS (Cost $6,369,311)                            6,508,617
                                                               ------------


                                            Principal
                                              Amount              Value
Money Market Securities - 7.6%
Firstar Treasury Fund, 2.85% (b) (Cost $512,4512,491             $ 512,491
                                                               ------------

TOTAL INVESTMENTS - 103.5% (Cost $6,881,802)                     7,021,108
                                                               ------------

Other assets less liabilities - (3.5)%                            (237,110)
                                                               ------------

Total Net Assets - 100.0%                                      $ 6,783,998
                                                               ============


(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2001.

Sparrow Growth Fund                                        August 31, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $6,881,802)               $    7,021,108
Cash                                                              7,306
Dividends receivable                                              3,314
Interest receivable                                                 641
Receivable for securities sold                                  171,156
                                                           -------------
   Total assets                                               7,203,525
                                                           -------------

Liabilities
Payable for investments purchased                               340,399
Payable for fund shares purchased                                67,640
Accrued investment advisory fee payable                           9,191
Accrued 12b-1 fees payable                                        2,297
                                                           -------------

   Total liabilities                                            419,527
                                                           -------------

Net Assets                                                  $ 6,783,998
                                                           =============

Net Assets consist of:
Paid-in capital                                               7,699,543
Accumulated realized loss on investments                     (1,054,851)
Net unrealized appreciation on investments                      139,306
                                                           -------------

Net Assets                                                  $ 6,783,998
                                                           =============

Net Asset Value

Net Assets
Class A Shares:
Net asset value and redemption price per Class A share
  ($6,467,927/564,350)                                          $ 11.46
                                                           =============

Maximum offering price per Class A share ($11.46/94.25%)        $ 12.16
                                                           =============

Class C Shares:
Net asset value and offering price per Class C share
  ($316,071 / 27,736)                                           $ 11.40
                                                           =============

Minimum redemption price per Class C share ($11.40 x 99.0%)     $ 11.29
                                                           =============

Sparrow Growth Fund
Statement of Operations for the year ended August 31, 2001


Investment Income
Dividend income                                              $    61,750
Interest income                                                   12,624
                                                               ----------
Total Income                                                      74,374
                                                               ----------

Expenses
Investment advisory fee                                          142,538
12b-1 fees [Class A  $28,634, Class C  $1,493]                    30,127
                                                               ----------

Total operating expenses                                         172,665
                                                               ----------

Net Investment Loss                                              (98,291)
                                                               ----------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                      (382,691)
Change in net unrealized appreciation (depreciation)
   on investment securities                                    (2,967,989)
                                                               ----------
Net realized and unrealized gain (loss) on investment
 securities                                                     (3,350,680)
                                                               ----------
Net decrease in net assets resulting from operations           $(3,448,971)
                                                               ==========

Sparrow Growth Fund
Statement of Changes in Net Assets

                                                   Year ended       Year ended
                                                August 31, 2001  August 31, 2000
                                                 -------------    -------------
Increase (Decrease) in Net Assets
Operations
   Net investment loss                               $ (98,291)      $ (140,914)
   Net realized loss on
    investment securities                             (382,691)        (569,909)
   Change in net unrealized
    appreciation (depreciation)                     (2,967,989)       2,751,244
                                                  -------------    -------------
                                                  -------------    -------------
   Net increase (decrease) in net assets
    resulting from operations                       (3,448,971)       2,040,421
                                                  -------------    -------------
Distributions to Shareholders
   From net investment income
    Class A                                                  0                0
    Class C                                                  0                0
   From net realized gain
    Class A                                            (10,148)               0
    Class C                                                  0                0
                                                  -------------    -------------
  Total distributions                                  (10,148)               0
                                                  -------------    -------------
Capital Share Transactions
   Proceeds from shares sold
    Class A                                          2,984,791        2,497,255
    Class C                                            377,148                0
   Reinvestment of distributions
    Class A                                             10,113                0
    Class C                                                  0                0
   Amount paid for shares repurchased
    Class A                                         (1,775,365)      (1,210,303)
    Class C                                                  0                0
                                                  -------------    -------------
   Net increase in net assets resulting
       from capital share transactions               1,596,687        1,286,952
                                                  -------------    -------------
                                                  -------------    -------------
Total Increase (Decrease) in Net Assets             (1,862,432)       3,327,373
                                                  -------------    -------------

Net Assets
   Beginning of period                               8,646,430        5,319,057
                                                  -------------    -------------
   End of period                                   $ 6,783,998      $ 8,646,430
                                                  =============    =============

Capital Share Transactions
  Shares sold
    Class A                                            215,249          164,412
    Class C                                             27,736                0
  Shares issued in reinvestment of distributions
    Class A                                                728                0
    Class C                                                  0                0
  Shares repurchased
    Class A                                           (133,724)         (79,963)
    Class C                                                  0                0
                                                  -------------    -------------

  Net increase from capital share transactions         109,989           84,449
                                                  =============    =============

Sparrow Growth Fund
Financial Highlights
Class A

                                   Year ended       Year ended      Period ended
                                   August 31, 2001  August 31, 2000 August 31, 1999 (a)
                                   ------------     ------------    ----------------
Selected Per Share Data
Net asset value, beginning of period   $ 17.94          $ 13.38         $ 10.00
                                   ------------     ------------    ------------
Income from investment operations
   Net investment loss                   (0.18)           (0.30)          (0.13)
   Net realized and unrealized
    gain (loss)                          (6.28)            4.86            3.51

                                   ------------     ------------    ------------
Total from investment operations         (6.46)            4.56            3.38
                                   ------------     ------------    ------------
Less distributions
   From net investment income             0.00             0.00            0.00
   From net realized gain                (0.02)            0.00            0.00
                                   ------------
                                   ------------     ------------    ------------
Total distributions                      (0.02)            0.00            0.00
                                   ------------     ------------    ------------

Net asset value, end of period         $ 11.46          $ 17.94         $ 13.38
                                   ============     ============    ============

Total Return                            (36.03)%         34.08%          33.80% (b)

Ratios and Supplemental Data
Net assets, end of period           $6,467,927       $8,646,430      $5,319,057
Ratio of expenses to average net assets  2.31%            2.50%           2.50% (c)
Ratio of net investment loss to
   average net assets                  (1.31)%          (2.00)%         (1.03)% (c)
Portfolio turnover rate                144.44%          117.57%         166.41%

(a)  For the period October 4, 1998 (commencement of operations) through August 31, 1999
(b)  For a period of less than a full year, the total return is not annualized.
(c)  Annualized

Sparrow Growth Fund
Financial Highlights
Class C


                                                               Period ended
                                                             August 31, 2001 (a)
                                                             ----------------
Selected Per Share Data
Net asset value, beginning of period                            $ 15.40
                                                               ------------
Income from investment operations
   Net investment loss                                            (0.17)
   Net realized and unrealized gain(loss)                         (3.83)

                                                               ------------
Total from investment operations                                  (4.00)
                                                               ------------
Less distributions
   From net investment income                                      0.00
   From net realized gain                                          0.00
                                                               ------------
Total distributions                                                0.00
                                                               ------------

Net asset value, end of period                                  $ 11.40
                                                               ============

Total Return                                                     (25.97)(b)

Ratios and Supplemental Data
Net assets, end of period                                      $316,071
Ratio of expenses to average net assets                           2.72% (c)
Ratio of net investment loss to
   average net assets                                           (1.66)% (c)
Portfolio turnover rate                                         144.44%

(a) For the period November 9, 2000 (commencement of operations) through August 31, 2001.
(b)  For a period of less than a full year, the total return is not annualized.
(c)  Annualized

                               Sparrow Growth Fund
                          Notes to Financial Statements
                                 August 31, 2001


NOTE 1.  ORGANIZATION

     The Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Fund's investment objective is to provide long term capital appreciation. The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's advisor (the "Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deductions for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales, which are not recognized for tax purposes until the corresponding shares are sold.







                               Sparrow Growth Fund
                          Notes to Financial Statements
                           August 31, 2001 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at net asset value per share on the distribution date, unless the shareholder has elected to receive payment in cash.

     Securities Transactions and Investment Income - Security transactions are recorded on a trade date basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Contingent Deferred Sales Charges - With respect to Class A Shares, there is no initial sales charge on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees; however, a contingent deferred sales charge ("CDSC") of 1%, based on the lower of the shares' cost or current net asset value ("NAV"), will be imposed on such purchases if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge, however, Class C Shares are subject to a CDSC of 1.00% based on the lower of the shares' cost or current NA, if the shares are redeemed within one year of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

    Other - Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Sparrow Capital Management, Incorporated (the "Advisor") to manage the Fund's investments. The Advisor is an independent investment counselor and registered investment advisor which, together with its affiliated minority-owned investment management firm, Buford, Dickson, Harper & Sparrow, Inc., has over $200 million of core momentum growth stock assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and is 100% owned by the President and founder, Gerald
R. Sparrow. The sole investment focus of the firm is "core momentum growth stocks" (as defined in "Principal Strategies" in the Fund's Prospectus). The investment decisions of the Fund are made by the Advisor's investment committee, which is primarily responsible for the day-to-day management of the Fund's portfolio. Officers of the Advisor are also trustees of the Fund.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the and pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A shares and 1.75% of the average daily net assets of Class C shares. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the year ended August 31, 2001 the Advisor received a fee of $142,538 from the Fund.
                               Sparrow Growth Fund
                          Notes to Financial Statements
                           August 31, 2001 - continued

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains Unified Fund Services, Inc. (`Unified") to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund retains Unified Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. The services of the administrator, transfer agent, fund accountant, and distributor are operating expenses paid by the Advisor.

     Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each "Plan") under which each class is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the year ended August 31, 2001, Class A incurred 12b-1 expenses of $28,634 and Class C incurred 12b-1 expenses of $1,493.

NOTE 4.  INVESTMENT TRANSACTIONS
      For the year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $11,438,990 and $10,224,925, respectively. As of August 31, 2001, the gross unrealized appreciation for all securities totaled $428,566 and the gross unrealized depreciation for all securities totaled $289,260 for a net unrealized appreciation of $139,306. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $6,888,424. The difference between book cost and tax cost consists of wash sales in the amount of $6,622.

NOTE 5. ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2001, Paul S. Herrin owned, in aggregate, 61.7% of the Class C shares.



                               Sparrow Growth Fund
                          Notes to Financial Statements
                           August 31, 2001 - continued

NOTE 6. RELATED PARTY TRANSACTIONS - continued

The Advisor, the Distributor and Sun Security Bank (the "Bank") have entered into an agreement whereby advance commissions received by the Distributor are paid to the Bank on behalf of the Advisor. For the year ended August 31, 2001 the Distributor paid advance commissions of $2,741 to the Bank. The Advisor has reimbursed the Fund for this amount.

NOTE 7. FEDERAL INCOME TAXES

At August 31, 2001, the Fund had available for federal tax purposes an unused capital loss carry forward of $1,038,081, of which $75,069 expires is 2007, $512,591 expires in 2008, and $450,421 expires in 2009.

To the Shareholders and
Trustees of  The Sparrow Growth Fund

In planning and performing our audit of the financial statements of The Sparrow Growth Fund (the "Fund") for the year ended August 31, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of August 31, 2001.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 17, 2001